Rule 497(e)

File Nos. 002-75503

811-03364

GREAT-WEST FUNDS, INC.

(“Great-West Funds”)

Great-West Invesco ADR Fund

Initial Class and Class L Shares

Supplement dated March 6, 2013 to the Prospectus and Summary Prospectus for Great-West Invesco ADR Fund, each dated May 1, 2012, as supplemented September 24, 2012

Merger of Great-West Invesco ADR Fund with and into

Great-West MFS International Value Fund

On February 20, 2013, the Board of Directors of Great-West Funds, including all of its directors who are not “interested persons” of Great-West Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved an Agreement and Plan of Reorganization that provides for the merger of Great-West Invesco ADR Fund, a series of Great-West Funds, with and into Great-West MFS International Value Fund, another series of Great-West Funds (the “Merger”). The Merger does not require shareholder approval. It is anticipated that the Merger will be a tax-free reorganization for U.S. federal income tax purposes.

It is anticipated that the Merger will be consummated on or about April 30, 2013 or on such other date as the officers of Great-West Funds determine (the “Closing Date”). As of the close of business on the Closing Date, beneficial owners of Initial Class and Class L shares of Great-West Invesco ADR Fund will automatically receive a proportionate number of Initial Class and Class L shares, respectively, of Great-West MFS International Value Fund based on each fund’s net asset value. Accordingly, when acquiring shares of Great-West Invesco ADR Fund, you should also consider the strategies and risks of Great-West MFS International Value Fund. Please see the prospectus or summary prospectus for Great-West MFS International Value Fund for further information on its strategies and risks.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and Summary Prospectus.

Please keep this Supplement for future reference.